UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 1, 2003


                            STAAR SURGICAL COMPANY
            (Exact name of registrant as specified in its charter)


           Delaware                      0-11634                 95-3797439
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
 of incorporation or organization)                           Identification No.)


 1911 Walker Avenue, Monrovia, California               91016
 (Address of principal executive offices)            (Zip Code)

                                 (626) 303-7902
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

      (c) Exhibits

Exhibit Number      Description
--------------      -----------

99.1                Press Release dated May 1, 2003.

99.2                Transcript of conference call held May 1, 2002.


Item 9.  Regulation FD Disclosure

      Results of Operations and Financial Condition
      ---------------------------------------------

      In accordance with SEC Release No. 34-47583, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure." This information will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

      On May 1, 2003, STAAR Surgical Company issued a press release announcing financial results for the first fiscal quarter of 2003. A copy is attached as
Exhibit 99.1 to this report and is incorporated herein by this reference.

      On May 1, 2003, STAAR Surgical Company held an earnings conference call to discuss the financial results for the first fiscal quarter of 2003. A transcript of the presentation given by David Bailey and John Bily and the related question and answer session in the call is attached to this report as Exhibit 99.2 and is incorporated herein by this reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 5, 2003                            STAAR SURGICAL COMPANY


                                                By: /s/ John Bily
                                                    ___________________
                                                    John Bily
                                                    Chief Financial Officer

                                  Exhibit Index

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

99.1                Press Release dated May 1, 2003.

99.2                Transcript of conference call held May 1, 2002.